                                                                  EXHIBIT 24.1a

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 14th day of April, 1997.

                                                 /s/  DONALD S. RUSSELL
                                            ------------------------------------
                                                          Director

STATE OF SOUTH CAROLINA
         --------------

COUNTY OF RICHLAND
          --------

This is to certify that before me personally came DONALD S. RUSSELL known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 14th day of April, 1997.

                                                   /s/  JACK W. CLOER
                                            ------------------------------------
                                                       Notary Public

My commission expires:

           April 28, 2003
------------------------------------

                                                                  EXHIBIT 24.1b

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 10th day of April, 1997.

                                                /s/  JOHN F. MCNAIR III
                                            ------------------------------------
                                                          Director

STATE OF NORTH CAROLINA
         --------------

COUNTY OF FORSYTH
          -------

This is to certify that before me personally came JOHN F. MCNAIR III known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 10th day of April, 1997.

                                                   /s/  KAREN A. BASS
                                            ------------------------------------
                                                       Notary Public

My commission expires:

          August 13, 2001
------------------------------------

                                                                  EXHIBIT 24.1c

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 11 day of April, 1997.

                                                  /s/  MURIEL W. HELMS
                                            ------------------------------------
                                                          Director

STATE OF NORTH CAROLINA
         --------------

COUNTY OF MECKLENBURG
          -----------

This is to certify that before me personally came MURIEL W. HELMS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 11 day of April, 1997.

                                                /s/  PATRICIA COX VISER
                                            ------------------------------------
                                                       Notary Public

My commission expires:

         September 1, 1998
------------------------------------

                                                                  EXHIBIT 24.1d

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 17th day of April, 1997.

                                               /s/  JOHN E. SIMKINS, JR.
                                            ------------------------------------
                                                          Director

STATE OF MARYLAND
         --------

COUNTY OF BALTIMORE
          ---------

This is to certify that before me personally came JOHN E. SIMKINS, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 17th day of April, 1997.

                                                 /s/  DOUGLAS R. BROWN
                                            ------------------------------------
                                                       Notary Public

My commission expires:

          December 1, 2000
------------------------------------

                                                                  EXHIBIT 24.1e

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this
29th day of April, 1997.
                                                   /s/  JERRY W. AMOS
                                            ------------------------------------
                                                          Director

STATE OF NORTH CAROLINA
         --------------

COUNTY OF MECKLENBURG
          -----------

This is to certify that before me personally came JERRY W. AMOS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 29th day of April, 1997.

                                               /s/    Debra L. Brucki
                                            ------------------------------------
                                                       Notary Public

My commission expires:

         December 18, 2000
------------------------------------

                                                                  EXHIBIT 24.1f

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 11 day of April, 1997.

                                                 /s/  SAM J. DIGIOVANNI
                                            ------------------------------------
                                                          Director

STATE OF FLORIDA
         -------

COUNTY OF ORANGE
          ------

This is to certify that before me personally came SAM J. DIGIOVANNI known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 11th day of April, 1997.

                                                 /s/  JUDITH T. FURMAN
                                            ------------------------------------
                                                       Notary Public

My commission expires:

            May 21, 2000
------------------------------------

                                                                  EXHIBIT 24.1g

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 10th day of April, 1997.

                                               /s/  W.S. MONTGOMERY, JR.
                                            ------------------------------------
                                                          Director

STATE OF SOUTH CAROLINA
         --------------

COUNTY OF SPARTANBURG
          -----------

This is to certify that before me personally came W.S. MONTGOMERY, JR. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 10th day of April, 1997.

                                                 /s/  PATRICIA J. TATE
                                            ------------------------------------
                                                       Notary Public

My commission expires:

           March 31, 2002
------------------------------------

                                                                  EXHIBIT 24.1h

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 10th day of April, 1997.

                                                 /s/  NED R. McWHERTER
                                            ------------------------------------
                                                          Director

STATE OF TENNESSEE
         ---------

COUNTY OF WEAKLEY
          -------

This is to certify that before me personally came NED R. McWHERTER known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 10 day of April, 1997.

                                                 /s/  MADELYN PRITCHETT
                                            ------------------------------------
                                                       Notary Public

My commission expires:

           March 19, 2001
------------------------------------

                                                                  EXHIBIT 24.1i

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities
Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of unsecured notes, debentures and other evidences of indebtedness of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

     IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 14th day of April, 1997.

                                                  /s/  JOHN W. HARRIS
                                            ------------------------------------
                                                          Director

STATE OF NORTH CAROLINA
         --------------

COUNTY OF MECKLENBURG
          -----------

This is to certify that before me personally came JOHN W. HARRIS known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 14th day of April, 1997.

                                                  /s/  THERESA M. DICK
                                            ------------------------------------
                                                       Notary Public

My commission expires:

           April 29, 2001
------------------------------------